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                                                                   Exhibit 10.8

                                                         [PWRW&G Draft 12/15/98]



                          REGISTRATION RIGHTS AGREEMENT


          THIS REGISTRATION RIGHTS AGREEMENT (the "Agreement") is dated as of [DATE] by and between AUTOMATIC DATA PROCESSING, INC., a Delaware corporation ("ADP"), and PEACHTREE SOFTWARE, INC., a Delaware corporation ("Peachtree").

                                    RECITALS

          WHEREAS, ADP currently owns all of the issued and outstanding shares of common stock, $0.01 par value (the "Common Stock"), of Peachtree;

          WHEREAS, ADP has determined that it is appropriate and desirable, subject to market conditions, to cause ADP and Peachtree to sell shares of the Common Stock;

          WHEREAS, ADP has determined that it is appropriate and desirable that such sale be effected as an underwritten initial public offering of the Common Stock (the "Offering");

          WHEREAS, ADP has determined that in connection with the Offering the separation of the business operations conducted by Peachtree from ADP's business operations (the "Separation") is in the best interests of ADP and its shareholders; and

          WHEREAS, in connection with the Offering and the Separation, each of ADP and Peachtree has determined that certain transactions and agreements between Peachtree and ADP, all as more fully described in the Intercompany Agreement of even date herewith between ADP and Peachtree (the "Intercompany Agreement") and the Ancillary Agreements (as defined in the Intercompany Agreement), are appropriate and desirable to establish Peachtree as a stand-alone entity; and

          WHEREAS, ADP and Peachtree desire to enter into this Agreement to set forth their agreement regarding (i) certain registration rights with respect to the Common Stock and any other securities issued in respect thereof or in exchange therefor and (ii) certain representations, warranties, covenants and agreements applicable in connection therewith.

          NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, ADP and Peachtree, for themselves, their successors and assigns, hereby agree as follows:


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                                    ARTICLE I

                                   DEFINITIONS

          Section 1.1 Definitions. Capitalized terms used but not defined in this Agreement shall have the meanings ascribed thereto in the Intercompany Agreement. As used in this Agreement, the following terms will have the following meanings, applicable both to the singular and the plural forms of the terms described:

          "ADP Entity" means any of ADP and the Subsidiaries of ADP (other than Subsidiaries that constitute Peachtree Entities).

          "Agreement" means this Registration Rights Agreement, as amended, modified or supplemented and in effect from time to time.

          "Company Securities" has the meaning ascribed thereto in Section
2.2(b).

          "Disadvantageous Condition" has the meaning ascribed thereto in
Section 2.1(a).

          "Holder" means ADP, the other ADP Entities and any Transferee.

          "Holder Securities" has the meaning ascribed thereto in Section
2.2(b).

          "Intercompany Agreement" has the meaning ascribed thereto in the Recitals to this Agreement.

          "Offering" has the meaning ascribed thereto in the Recitals to this Agreement.

          "Other Holders" has the meaning ascribed thereto in Section 2.2(c).

          "Other Securities" has the meaning ascribed thereto in Section 2.2.

          "Peachtree Entity" means any of Peachtree and its Subsidiaries.

          "Registrable Securities" means shares of Common Stock and any stock or other securities into which or for which such Common Stock may hereafter be changed, converted or exchanged and any other shares or securities issued to the Holders and such shares or other securities into which or for which such shares are so changed, converted or exchanged upon any reclassification, share combination, share subdivision, share dividend, share exchange, merger, consolidation or other transaction or event. As to any particular Registrable Securities, such Registrable Securities shall cease to be Registrable Securities when (i) a registration statement with respect to the sale by the Holder thereof shall have been declared effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement; (ii) they are sold by a person in a transaction in which rights under the registration provisions of this Agreement are not

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assigned; (iii) they may be sold to the public pursuant to Rule 144(k) (or any similar provision then in force) under the Securities Act without registration under the Securities Act; (iv) they have been otherwise transferred, new certificates for them not bearing a legend restricting further transfer have been delivered by Peachtree and subsequent disposition of them does not require registration of them under the Securities Act; or (v) they shall have ceased to be outstanding.

          "Registration Expenses" means any and all expenses incident to performance of or compliance with any registration of securities pursuant to
Article II, including, without limitation, (i) the fees, disbursements and expenses of Peachtree's counsel and accountants and the fees and expenses of counsel selected by the Holders in accordance with this Agreement in connection with the registration of the securities to be disposed of; (ii) all expenses, including filing fees, in connection with the preparation, printing and filing of the registration statement, any preliminary prospectus or final prospectus, any other offering document and amendments and supplements thereto and the mailing and delivering of copies thereof to any underwriters, dealers, brokers or agents designated by the Holders; (iii) the cost of printing or producing any underwriting agreements and blue sky or legal investment memoranda and any other documents in connection with the offering, sale or delivery of the securities to be disposed of; (iv) all expenses in connection with the qualification of the securities to be disposed of for offering and sale under state securities laws, including the fees and disbursements of counsel for any underwriters, dealers, brokers or agents designated by the Holders and the Holders of securities in connection with such qualification and in connection with any blue sky and legal investment surveys; (v) the filing fees incident to securing any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of the securities to be disposed of; (vi) transfer agents' and registrars' fees and expenses and the fees and expenses of any other agent or trustee appointed in connection with such offering; (vii) all security engraving and security printing expenses; (viii) all fees and expenses payable in connection with the listing or approval for trading of the securities on any securities exchange or automated interdealer quotation system or the rating of such securities, (ix) any other fees, expenses and disbursements customarily paid by the sellers of securities, but excluding underwriting discounts and commissions and transfer taxes, if any, and (x) other reasonable actual out-of-pocket expenses of Holders in addition to legal fees and expenses referred to in clause (i) above.

          "Rule 144" means Rule 144 (or any successor rule to similar effect) promulgated under the Securities Act.

          "Rule 415 Offering" means an offering on a delayed or continuous basis pursuant to Rule 415 (or any successor rule to similar effect) promulgated under the Securities Act.

          "Selling Holder" has the meaning ascribed thereto in Section 2.4(e).

          "Subsidiary" means, as to any Person, any corporation, association, partnership, joint venture or other business entity of which more than fifty percent (50%) of the voting stock or other voting ownership interests is owned or controlled, directly or

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indirectly, by such Person or by one or more of the Subsidiaries of such Person or by a combination thereof.

          "Transferee" has the meaning ascribed thereto in Section 2.9.

          Section 1.2 Internal References. Unless the context indicates otherwise, references to Articles, Sections and paragraphs shall refer to the corresponding articles, sections and paragraphs in this Agreement and references to the parties shall mean the parties to this Agreement.

                                   ARTICLE II

                               REGISTRATION RIGHTS

          Section 2.1 Demand Registration.

               (a) Upon written notice at any time after the Closing Date from any Holder of Registrable Securities requesting that Peachtree effect the registration under the Securities Act of any or all of the Registrable Securities held by such Holder, which notice shall specify the intended method or methods of disposition of such Registrable Securities, Peachtree shall use its best efforts to effect the registration under the Securities Act and applicable state securities laws of such Registrable Securities for disposition in accordance with the intended method or methods of disposition stated in such request (including in a Rule 415 Offering, if Peachtree is then eligible to register such Registrable Securities on Form S-3 (or a successor form) for such offering); provided, that:


                    (i) with respect to any registration statement filed, or to be filed, pursuant to this Section 2.1, if Peachtree shall furnish to the Holders of Registrable Securities that have made such request a certified resolution of the Board of Directors of Peachtree (adopted by the affirmative vote of a majority of the directors that are neither designated by the ADP Entities nor directors or officers of any ADP Entity) stating that in the Board of Directors' good faith judgment it would (because of the existence of, or in anticipation of, any acquisition or financing activity, or the unavailability for reasons beyond Peachtree's reasonable control of any required financial statements, or any other event or condition of similar significance to Peachtree) be significantly disadvantageous (a "Disadvantageous Condition") to Peachtree for such a registration statement to be maintained effective, or to be filed and become effective, and setting forth the general reasons for such judgment, Peachtree shall be entitled to cause such registration statement to be withdrawn and the effectiveness of such registration statement terminated, or, in the event no registration statement has yet been filed, shall be entitled not to file any such registration statement, until such Disadvantageous Condition no longer exists (notice of which Peachtree shall promptly deliver to such Holders). Upon receipt of any such notice of a Disadvantageous Condition, such Holders shall forthwith discontinue use of the prospectus contained in such registration statement and, if so directed by Peachtree, each such Holder will deliver to Peachtree all copies, other than permanent

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file copies then in such Holder's possession, of the prospectus then covering such Registrable Securities current at the time of receipt of such notice; provided, that the filing or use of any such registration statement may not be delayed or discontinued for a period in excess of 90 days due to the occurrence of any particular Disadvantageous Condition and no more than two resolutions regarding Disadvantageous Conditions may be made by the Board of Directors in any two-year period;

                    (ii) the Holders of Registrable Securities may collectively exercise their rights under this Section 2.1(through notice delivered by Holders owning in the aggregate a majority in economic interest of the Registrable Securities then held by Holders) on not more than four occasions;

                    (iii) except as otherwise provided herein, the Holders of Registrable Securities shall not have the right to exercise registration rights pursuant to this Section 2.1 within the 180-day period following the registration and sale of Registrable Securities effected pursuant to a prior exercise of the registration rights provided in this Section 2.1; and

                    (iv) the Holders of Registrable Securities shall not have the right to exercise registration rights pursuant to this Section 2.1 within any "lock-up" period following the Closing Date agreed with the Underwriters in connection with the Offering, unless such "lock-up" is waived by the Underwriters.

               (b) Notwithstanding any other provision of this Agreement to the contrary, a registration requested by a Holder of Registrable Securities pursuant to this Section 2.1 shall not be deemed to have been effected (and, therefore, not requested for purposes of paragraph (a) above), (i) unless it has become effective, (ii) if after it has become effective such registration is interfered with by any stop order, injunction or other order or requirement of the Commission or other governmental agency or court for any reason other than a misrepresentation or an omission by such Holder and, as a result thereof, the Registrable Securities requested to be registered cannot be completely distributed in accordance with the plan of distribution set forth in the related registration statement or (iii) if the conditions to closing specified in any purchase or underwriting agreement entered into in connection with such registration are not satisfied or waived other than by reason of some act or omission by such Holder of Registrable Securities.

               (c) In the event that any registration pursuant to this Section
2.1 shall involve, in whole or in part, an underwritten offering, the Holders of a majority of the Registrable Securities to be registered shall have the right to designate an underwriter or underwriters reasonably acceptable to Peachtree as the lead or managing underwriters of such underwritten offering and, in connection with each registration pursuant to this Section 2.1, such Holders may select one counsel reasonably acceptable to Peachtree to represent all such Holders.

               (d) Peachtree shall have the right to cause the registration of additional equity securities for sale for its account, the account of any Peachtree Entity or

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any existing or former directors, officers or employees of Peachtree Entities in any registration of Registrable Securities requested by the Holders pursuant to paragraph (a) above; provided, that if such Holders are advised in writing (with a copy to Peachtree) by a nationally recognized investment banking firm selected by such Holders reasonably acceptable to Peachtree (which shall be the lead underwriter or a managing underwriter in the case of an underwritten offering) that, in such firm's good faith view, all or a part of such additional equity securities cannot be sold and the inclusion of such additional equity securities in such registration would be likely to have an adverse effect on the price, timing or distribution of the offering and sale of the Registrable Securities then contemplated by any Holder, the registration of such additional equity securities or part thereof shall not be permitted. The Holders of the Registrable Securities to be offered may require that any such additional equity securities be included in the offering proposed by such Holders on the same conditions as the Registrable Securities that are included therein. In the event that the number of Registrable Securities requested to be included in a registration statement by the Holders thereof exceeds the number which, in the good faith view of such investment banking firm, can be sold without adversely affecting the price, timing, distribution or sale of securities in the offering, the number shall be allocated pro rata among the requesting Holders on the basis of the relative number of Registrable Securities then held by each such Holder (provided, that any number in excess of a Holder's request may be reallocated among the remaining requesting Holders in a like manner).

          Section 2.2 Piggyback Registration. In the event that Peachtree at any time after the Closing Date proposes to register any of its Common Stock, any other of its equity securities or securities convertible into or exchangeable for its equity securities (collectively, including Common Stock, "Other Securities") under the Securities Act, whether or not for sale for its own account, in a manner that would permit registration of Registerable Securities for sale for cash to the public under the Securities Act, it shall at each such time give prompt written notice to each Holder of Registrable Securities of its intention to do so and of the rights of such Holder under this Section 2.2. Subject to the terms and conditions hereof, such notice shall offer each such Holder the opportunity to include in such registration statement such number of Registrable Securities as such Holder may request. Upon the written request of any such Holder made within 15 days after the receipt of Peachtree's notice (which request shall specify the number of Registrable Securities intended to be disposed of and the intended method of disposition thereof), Peachtree shall use its best efforts to effect, in connection with the registration of the Other Securities, the registration under the Securities Act of all Registrable Securities which Peachtree has been so requested to register, to the extent required to permit the disposition (in accordance with such intended method of disposition thereof) of the Registrable Securities so requested to be registered; provided, that:

               (a) if, at any time after giving such written notice of its intention to register any Other Securities and prior to the effective date of the registration statement filed in connection with such registration, Peachtree shall determine for any reason not to register the Other Securities, Peachtree may, at its election, give written notice of such determination to such Holders and thereupon Peachtree shall be relieved of its obligation to register such Registrable Securities in connection with the registration of such Other Securities, without prejudice, however, to the rights of the Holders of Registrable Securities immediately to request that such registration be effected as a registration under Section 2.1 to the extent permitted thereunder;

               (b) if the registration referred to in the first sentence of this
Section 2.2 is to be an underwritten registration on behalf of Peachtree, and a nationally recognized investment banking firm selected by Peachtree advises Peachtree in writing that, in such firm's good faith view, all or a part of such Registrable Securities cannot be sold and the inclusion of all or a part of such Registrable Securities in such registration would be likely to have an adverse effect upon the price, timing or distribution of the offering and sale of the Other Securities then contemplated, Peachtree shall include in such registration:

                    (i) first, all Other Securities Peachtree proposes to sell for its own account ("Company Securities");

                    (ii) second, up to the full number of Registrable Securities held by Holders constituting ADP Entities that are requested to be included in such registration (Registrable Securities that are so held being sometimes referred to herein as "Holder Securities") in excess of the number of Company Securities to be sold in such offering which, in the good faith view of such investment banking firm, can be sold without adversely affecting such offering (and (x) if such number is less than the full number of such Holder Securities, such number shall be allocated by ADP among such ADP Entities and (y) in the event that such investment banking firm advises that less than all of such Holder Securities may be included in such offering, such ADP Entities may withdraw their request for registration of their Registrable Securities under this Section 2.2 and 90 days subsequent to the effective date of the registration statement for the registration of such Other Securities request that such registration be effected as a registration under Section 2.1 to the extent permitted thereunder;

                    (iii) third, up to the full number of Registrable Securities held by Holders (other than ADP Entities) of Registrable Securities that are requested to be included in such registration in excess of the number of Company Securities and Holder Securities to be sold in such offering which, in the good faith view of such investment banking firm, can be so sold without so adversely affecting such offering (and
          (x) if such number is less than the full number of such Registrable Securities, such number shall be allocated pro rata among such Holders on the basis of the number of Registrable Securities requested to be included therein by each such Holder and (y) in the event that such investment banking firm advises that less than all of such Registrable Securities may be included in such offering, such Holders may withdraw their request for registration of their Registrable Securities under this Section 2.2 and 90 days subsequent to the effective date of the registration statement for the registration of such Other Securities request that such registration be effected as a registration under
          Section 2.1 to the extent permitted thereunder); and

                    (iv) fourth, up to the full number of the Other Securities (other than Company Securities), if any, in excess of the number of Company Securities and Registrable Securities to be sold in such offering which, in the good faith view of such investment banking firm, can be so sold without so adversely affecting such offering (and, if such number is less than the full number of such Other Securities, such number shall be allocated pro rata among the holders of such Other Securities (other than Company Securities) on the basis of the number of securities requested to be included therein by each such Holder);

               (c) if the registration referred to in the first sentence of this
Section 2.2 is to be an underwritten secondary registration on behalf of holders of Other Securities (the "Other Holders"), and the lead underwriter or managing underwriter advises Peachtree in writing that in their good faith view, all or a part of such additional securities cannot be sold and the inclusion of such additional securities in such registration would be likely to have an adverse effect on the price, timing or distribution of the offering and sale of the Other Securities then contemplated, Peachtree shall include in such registration the number of securities (including Registrable Securities) that such underwriters advise can be so sold without adversely affecting such offering, allocated pro rata among the Other Holders and the Holders of Registrable Securities on the basis of the number of securities (including Registrable Securities) requested to be included therein by each Other Holder and each Holder of Registrable Securities; provided, that if such Other Holders have requested that such registration statement be filed pursuant to demand registration rights granted to them by Peachtree, Peachtree shall include in such registration (i) first, Other Securities sought to be included therein by the Other Holders pursuant to the exercise of such demand registration rights,
(ii) second, the number of Holder Securities sought to be included in such registration in excess of the number of Other Securities sought to be included in such registration by the Other Holders which in the good faith view of such investment banking firm, can be so sold without so adversely affecting such offering (and (x) if such number is less than the full number of such Holder Securities, such number shall be allocated by ADP among such ADP Entities and
(y) in the event that such investment banking firm advises that less than all of such Holder Securities may be included in such offering, such ADP Entities may withdraw their request for registration of their Registrable Securities under this Section 2.2 and 90 days subsequent to the effective date of the registration statement for the registration of such Other Securities request that such registration be effected as a registration under Section 2.1 to the extent permitted thereunder) and (iii) third, the number of Registrable Securities sought to be included in such registration by Holders (other than ADP Entities) of Registrable Securities in excess of the number of Other Securities and the number of Holder Securities sought to be included in such registration which, in the good faith view of such investment banking firm, can be so sold without so adversely affecting such offering (and (x) if such number is less than the full number of such Registrable Securities, such number shall be allocated pro rata among such Holders on the basis of the number of Registrable Securities requested to be included therein by each such Holder and (y) in the event that such investment banking firm advises that less than all of such Registrable Securities may be included in such offering, such Holders may withdraw their request for registration of their Registrable Securities under this Section 2.2 and 90 days subsequent to the effective date of the registration statement for the registration of such Other Securities request that such registration be effected as a registration under Section 2.1 to the extent permitted thereunder);

               (d) Peachtree shall not be required to effect any registration of Registrable Securities under this Section 2.2 incidental to the registration of any of its securities in connection with mergers, acquisitions, exchange offers, subscription offers, dividend reinvestment plans or stock option or other executive or employee benefit or compensation plans; and

               (e) no registration of Registrable Securities effected under this
Section 2.2 shall relieve Peachtree of its obligation to effect a registration of Registrable Securities pursuant to Section 2.1.

          Section 2.3 Expenses. Except as provided herein and except for underwriting discounts and commissions attributable to the Registrable Securities sold by the Holders, Peachtree shall pay all Registration Expenses with respect to a particular offering (or proposed offering). Notwithstanding the foregoing, each Holder and Peachtree shall be responsible for its own internal administrative and similar costs, which shall not constitute Registration Expenses.

          Section 2.4 Registration and Qualification. If and whenever Peachtree is required to effect the registration of any Registrable Securities under the Securities Act as provided in Sections 2.1 or 2.2, Peachtree shall as promptly as practicable:

               (a) prepare, file and use its reasonable best efforts to cause to become effective a registration statement under the Securities Act relating to the Registrable Securities to be offered;

               (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities until the earlier of (A) such time as all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition set forth in such registration statement and (B) the expiration of six months after such registration statement becomes effective; provided, that such six-month period shall be extended for such number of days that equals the number of days elapsing from (x) the date the written notice contemplated by paragraph (f) below is given by Peachtree to (y) the date on which Peachtree delivers to the Holders of Registrable Securities the supplement or amendment contemplated by paragraph (f) below;

               (c) furnish to the Holders of Registrable Securities and to any underwriter of such Registrable Securities such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus included in such registration statement (including each preliminary prospectus and any summary prospectus), in conformity with the requirements of the Securities Act, such documents incorporated by reference in such registration statement or prospectus, and such other documents, as the Holders of Registrable Securities or such underwriter may reasonably request, and upon request a copy of any and all transmittal letters or other correspondence to or received from, the Commission or any other governmental agency or self-regulatory body or other body having jurisdiction (including any domestic or foreign securities exchange) relating to such offering;

               (d) use its reasonable best efforts to register or qualify all Registrable Securities covered by such registration statement under the securities or blue sky laws of such U.S. jurisdictions as the Holders of such Registrable Securities or any underwriter to such Registrable Securities shall request, and use its reasonable best efforts to obtain all appropriate registrations, permits and consents in connection therewith, and do any and all other acts and things which may be necessary or advisable to enable the Holders of Registrable Securities or any such underwriter to consummate the disposition in such jurisdictions of its Registrable Securities covered by such registration statement; provided, that Peachtree shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any such jurisdiction wherein it is not so qualified or to consent to general service of process in any such jurisdiction;

               (e) (i) use its best efforts to furnish to each Holder of Registrable Securities included in such registration (each, a "Selling Holder") and to any underwriter of such Registrable Securities an opinion of independent counsel for Peachtree addressed to each Selling Holder and dated the date of the closing under the underwriting agreement (if any) (or if such offering is not underwritten, dated the effective date of the registration statement) and (ii) use its best efforts to furnish to each Selling Holder a "cold comfort" letter addressed to each Selling Holder and signed by the independent public accountants who have audited the financial statements of Peachtree included in such registration statement, in each such case covering substantially the same matters with respect to such registration statement (and the prospectus included therein) as are customarily covered in opinions of issuer's counsel and in accountants' letters delivered to underwriters in underwritten public offerings of securities and such other matters as the Selling Holders may reasonably request and, in the case of such accountants' letter, with respect to events subsequent to the date of such financial statements;

               (f) as promptly as practicable, notify the Selling Holders in writing (i) at any time when a prospectus relating to a registration pursuant to Sections 2.1 or 2.2 is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading and (ii) of any request by the Commission or any other regulatory body or other body having jurisdiction for any amendment of or supplement to any registration statement or other document relating to such offering, and in either such case, at the request of the Selling Holders prepare and furnish to the Selling Holders a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading;

               (g) enter into customary agreements (including if the method of distribution is by means of an underwriting, an underwriting agreement in customary form) and take such other actions as are reasonably required in order to expedite or facilitate the disposition of the Registrable Securities to be so included in the registration statement;

               (h) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders to the extent not already provided, as soon as reasonably practicable, but not later than eighteen (18) months after the effective date of the registration statement, an earnings statement covering the period of at least twelve (12) months beginning with the first full month after the effective date of such registration statement, which earnings statements shall satisfy the provisions of Section 11(a) of the Securities Act;

               (i) use its best efforts to list all such Registrable Securities covered by such registration on each securities exchange and automated inter-dealer quotation system on which a class of common equity securities of Peachtree is then listed;

               (j) to the extent reasonably requested by the lead or managing underwriters, send appropriate officers of Peachtree to attend any "road shows" scheduled in connection with any such registration, with all out-of-pocket costs and expense incurred by Peachtree or such officers in connection with such attendance to be paid by Peachtree; and

               (k) furnish for delivery in connection with the closing of any offering of Registrable Securities pursuant to a registration effected pursuant to Sections 2.1 or 2.2 unlegended certificates representing ownership of the Registrable Securities being sold in such denominations as shall be requested by the Selling Holders or the underwriters.

          Section 2.5 Conversion of Other Securities, Etc. In the event that any Holder offers any options, rights, warrants or other securities issued by it or any other Person that are offered with, convertible into or exercisable or exchangeable for any Registrable Securities, the Registrable Securities underlying such options, rights, warrants or other securities shall continue to be eligible for registration pursuant to Sections 2.1 and 2.2.

          Section 2.6 Underwriting; Due Diligence.

               (a) If requested by the underwriters for any underwritten offering of Registrable Securities pursuant to a registration requested under this Article II, Peachtree shall enter into an underwriting agreement with such underwriters for such offering, which agreement will contain such representations and warranties by Peachtree and such other terms and provisions as are customarily contained in underwriting agreements of Peachtree to the extent relevant and as are customarily contained in underwriting agreements generally with respect to secondary distributions to the extent relevant, including, without limitation, indemnification and contribution provisions substantially to the effect and to the extent provided in Section 2.7, and agreements as to the provision of opinions of counsel and accountants' letters to the effect and to the extent provided in
Section 2.4(e). The Selling Holders on whose behalf the Registrable Securities are to be distributed by such underwriters shall be parties to any such underwriting agreement and the representations and warranties by, and the other agreements on the part of, Peachtree to and for the benefit of such underwriters, shall also be made to and for the benefit of such Selling Holders. Such underwriting agreement shall also contain such representations and warranties by such Selling Holders and such other terms and provisions as are customarily contained in underwriting agreements with respect to secondary distributions, when relevant, including, without limitation, indemnification and contribution provisions substantially to the effect and to the extent provided in Section 2.7.

               (b) In connection with the preparation and filing of each registration statement registering Registrable Securities under the Securities Act pursuant to this Article II, Peachtree shall give the Holders of such Registrable Securities and the underwriters, if any, and their respective counsel and accountants, such reasonable and customary access to its books and records and such opportunities to discuss the business of Peachtree with its officers and the independent public accountants who have certified the financial statements of Peachtree as shall be necessary, in the opinion of such Holders and such underwriters or their respective counsel, to conduct a reasonable investigation within the meaning of the Securities Act.

          Section 2.7 Indemnification and Contribution.

               (a) In the case of each offering of Registrable Securities made pursuant to this Article II, Peachtree agrees to indemnify and hold harmless, to the extent permitted by law, each Selling Holder, each underwriter of Registrable Securities so offered and each Person, if any, who controls any of the foregoing Persons within the meaning of the Securities Act and the officers, directors, affiliates, employees and agents of each of the foregoing, against any and all losses, liabilities, costs (including reasonable attorney's fees and disbursements), claims and damages, joint or several, to which they or any of them may become subject, under the Securities Act or otherwise, including any amount paid in settlement of any litigation commenced or threatened, insofar as such losses, liabilities, costs, claims and damages (or actions or proceedings in respect thereof, whether or not such indemnified Person is a party thereto) arise out of or are based upon any untrue statement by Peachtree or alleged untrue statement by Peachtree of a material fact contained in the registration statement (or in any preliminary or final prospectus included therein) or in any offering memorandum or other offering document relating to the offering and sale of such Registrable Securities prepared by Peachtree or at its direction, or any amendment thereof or supplement thereto, or in any document incorporated by reference therein, or any omission by Peachtree or alleged omission by Peachtree to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however that Peachtree shall not be liable to any Person in any such case to the extent that any such loss, liability, cost, claim or damage arises out of or relates to any untrue statement or alleged untrue statement, or any omission, if such statement or omission shall have been made in reliance upon and in conformity with information relating to a Selling Holder, another holder of securities included in such registration statement or underwriter furnished in writing to Peachtree by or on behalf of such Selling Holder, other holder or underwriter specifically for use in the registration statement (or in any preliminary or final prospectus included therein), offering memorandum or other offering document, or any amendment thereof or supplement thereto. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of any Selling Holder, any other holder or any underwriter and shall survive the transfer of such securities. The foregoing indemnity agreement is in addition to any liability that Peachtree may otherwise have to each Selling Holder, other holder or underwriter of the Registrable Securities or any controlling person of the foregoing and the officers, directors, affiliates, employees and agents of each of the foregoing; provided further, that, in the case of an offering with respect to which a Selling Holder has designated the lead or managing underwriters (or a Selling Holder is offering Registrable Securities directly, without an underwriter), this indemnity does not apply to any loss, liability, cost, claim or damage arising out of or relating to any untrue statement or alleged untrue statement or omission or alleged omission in any preliminary prospectus or offering memorandum if a copy of a final prospectus or offering memorandum was not sent or given by or on behalf of any underwriter (or such Selling Holder or other holder, as the case may be) to such Person asserting such loss, liability, cost, claim or damage at or prior to the written confirmation of the sale of the Registrable Securities as required by the Securities Act and such untrue statement or omission had been corrected in such final prospectus or offering memorandum.

               (b) In the case of each offering made pursuant to this Agreement, each Selling Holder, by exercising its registration rights hereunder, agrees to indemnify and hold harmless, and to cause each underwriter of Registrable Securities included in such offering (in the same manner and to the same extent as set forth in Section 2.7(a)) to agree to indemnify and hold harmless, Peachtree, each other underwriter who participates in such offering, each other Selling Holder or other holder with securities included in such offering and in the case of an underwriter, such Selling Holder or other holder, and each Person, if any, who controls any of the foregoing within the meaning of the Securities Act and the officers, directors, affiliates, employees and agents of each of the foregoing, against any and all losses, liabilities, costs (including reasonable attorney's fees and disbursements), claims and damages to which they or any of them may become subject, under the Securities Act or otherwise, including any amount paid in settlement of any litigation commenced or threatened, insofar as such losses, liabilities, costs, claims and damages (or actions or proceedings in respect thereof, whether or not such indemnified Person is a party thereto) arise out of or are based upon any untrue statement or alleged untrue statement by such Selling Holder or underwriter, as the case may be, of a material fact contained in the registration statement (or in any preliminary or final prospectus included therein) or in any offering memorandum or other offering document relating to the offering and sale of such Registrable Securities prepared by Peachtree or at its direction, or any amendment thereof or supplement thereto, or any omission by such Selling Holder or underwriter, as the case may be, or alleged omission by such Selling Holder or underwriter, as the case may be, of a material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that such untrue statement of a material fact is contained in, or such material fact is omitted from information relating to such Selling

Holder or underwriter, as the case may be, furnished to Peachtree in writing by or on behalf of such Selling Holder or underwriter, as the case may be, specifically for use in such registration statement (or in any preliminary or final prospectus included therein), offering memorandum or other offering document, or any amendment thereof or supplement thereto. The foregoing indemnity is in addition to any liability which such Selling Holder or underwriter, as the case may be, may otherwise have to Peachtree, or controlling persons and the officers, directors, affiliates, employees, and agents of each of the foregoing; provided, that, in the case of an offering made pursuant to this Agreement with respect to which Peachtree has designated the lead or managing underwriters (or Peachtree is offering securities directly, without an underwriter), this indemnity does not apply to any loss, liability, cost, claim, or damage arising out of or based upon any untrue statement or alleged untrue statement or omission or alleged omission in any preliminary prospectus or offering memorandum if a copy of a final prospectus or offering memorandum was not sent or given by or on behalf of any underwriter (or Peachtree, as the case may be) to such Person asserting such loss, liability, cost, claim or damage at or prior to the written confirmation of the sale of the Registrable Securities as required by the Securities Act and such untrue statement or omission had been corrected in such final prospectus or offering memorandum.

               (c) Each party indemnified under paragraph (a) or (b) above shall, promptly after receipt of notice of a claim or action against such indemnified party in respect of which indemnity may be sought hereunder, notify the indemnifying party in writing of the claim or action; provided; that the failure to notify the indemnifying party shall not relieve it from any liability that it may have to an indemnified party under this Section 2.7 (except that the failure to notify an indemnifying party promptly of the commencement of any such action to the extent prejudicial to the indemnifying party's ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party to the extent the indemnifying party is prejudiced under this
Section 2.7, but the omission so to notify the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 2.7). If any such claim or action shall be brought against an indemnified party, and it shall have notified the indemnifying party thereof, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified party and indemnifying parties may exist in respect of such claim, the indemnifying party shall be entitled to participate therein, and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel satisfactory to the indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party). After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 2.7 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation. If the indemnifying party does not assume the defense of such claim or action, it is understood that the indemnifying party shall not, in connection with any one such claim or action or separate but substantially similar or related claims or actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (in addition to one separate firm of local attorneys in each such jurisdiction) at any time for all such indemnified parties. Any indemnifying party against whom indemnity may be sought under this Section 2.7 shall not be liable to indemnify an indemnified party if such indemnified party settles such claim or action without the consent of the indemnifying party, which consent shall not be unreasonably withheld.

               (d) If the indemnification provided for in this Section 2.7 shall for any reason be unavailable (other than in accordance with its terms) to an indemnified party in respect of any loss, liability, cost, claim or damage referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, cost, claim or damage in such proportion as shall be appropriate to reflect (i) the relative benefits received by the indemnifying party on the one hand and the indemnified party on the other hand or (ii) if the allocation provided by clause (i) above is not permitted by applicable law or if the indemnified party failed to give the notice required under paragraph (c) above, the relative benefits and the relative fault of the indemnifying party on the one hand and the indemnified party on the other with respect to the statements or omissions which resulted in such loss, liability, cost, claim or damage as well as any other relevant equitable considerations. The relative benefits received by the indemnifying party and the indemnified party shall be deemed to be in the same respective proportion as the net proceeds (before deducting expenses) of the offering received by such party (or, in the case of an underwriter, such underwriter's discounts and commissions) bear to the aggregate offering price of the Registrable Securities or Other Securities. The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the indemnifying party on the one hand or the indemnified party on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission, but not by reference to any indemnified party's stock ownership in Peachtree. The amount paid or payable by an indemnified party as a result of the loss, cost, claim, damage or liability, or action in respect thereof, referred to above in this paragraph (d) shall be deemed to include, for purposes of this paragraph (d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim.

          The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 2.7(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediate preceding paragraph. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

               (e) Indemnification and contribution similar to that specified in the preceding paragraphs of this Section 2.7 (with appropriate modifications) shall be given by Peachtree, the Selling Holders and underwriters with respect to any required registration or other qualification of securities under any state law or regulation or governmental authority.

               (f) In no event shall ADP be liable pursuant to this Section 2.7 for any amounts in excess of the net proceeds received by ADP pursuant to its sales of securities in the offering in connection with which its liability hereunder arises.

               (g) The obligations of the parties under this Section 2.7 shall be in addition to any liability which any party may otherwise have to any other party.

          Section 2.8 Rule 144 and Form S-3. Commencing 90 days after the Closing Date, Peachtree shall use its best efforts to ensure that the conditions to the availability of Rule 144 set forth in paragraph (c) thereof shall be satisfied. Upon the request of any Holder of Registrable Securities, Peachtree will deliver to such Holder a written statement as to whether it has complied with such requirements. Peachtree further agrees to use its best efforts to cause all conditions to the availability of Form S-3 (or any successor form) under the Securities Act of the filing of registration statements under this Agreement to be met as soon as practicable after the Closing Date. Notwithstanding anything contained in this Section 2.8, Peachtree may deregister under Section 12 of the Exchange Act if it then is permitted to do so pursuant to said Act and the rules and regulations thereunder.

          Section 2.9 Transfer of Registration Rights. Any Holder may transfer all or any portion of its rights under Article II to any transferee of a number of Registrable Securities owned by such Holder exceeding twenty percent (20%) of such securities outstanding at the time of transfer (each transferee that receives such minimum number of Registrable Securities, a "Transferee"). Any transfer of registration rights pursuant to this Section 2.9 shall be effective upon receipt by Peachtree of (i) written notice from such Holder stating the name and address of any Transferee and identifying the number of Registrable Securities with respect to which the rights under this Agreement are being transferred and the nature of the rights so transferred and (ii) a written agreement from such Transferee to be bound by the applicable terms of this Agreement. The Holders may exercise their rights hereunder in such priority as they shall agree upon among themselves.

          Section 2.10 Holdback Agreement. If any registration pursuant to this
Article II shall be in connection with an underwritten public offering of Registrable Securities, each Selling Holder agrees not to effect any public sale or distribution, including any sale under Rule 144, of any equity security of Peachtree or any security convertible into or exchangeable or exercisable for any equity security of Peachtree, in the case of Registrable Securities (otherwise than through the registered public offering then being made), within 7 days prior to or 90 days (or such lesser period as the lead or managing underwriters may permit) after the effective date of the registration statement (or the commencement of the offering to the public of such Registrable Securities in the case of Rule 415 offerings). Peachtree hereby also so agrees and agrees to cause each other holder of equity securities or securities convertible into or exchangeable or exercisable for such securities purchased from Peachtree otherwise than in a public offering so to agree; provided that, subject to Section 2.6(a) hereof, Peachtree shall not be so restricted from effecting any public sale or distribution of any security in connection with any merger, acquisition, exchange offer, subscription offer, dividend reinvestment plan or stock option or other executive or employee benefit or compensation plan.

                                   ARTICLE III

                                  MISCELLANEOUS




          Section 3.1 Limitation of Liability. Neither ADP nor Peachtree shall be liable to the other for any special, indirect, incidental or consequential damages of the other arising in connection with this Agreement.

          Section 3.2 Subsidiaries. ADP agrees and acknowledges that ADP shall be responsible for the performance by each ADP Entity of the obligations hereunder applicable to such entity. Peachtree agrees and acknowledges that Peachtree shall be responsible for the performance by each Peachtree Entity of the obligations hereunder applicable to such entity.

          Section 3.3 Amendments. This Agreement may not be amended, modified or terminated orally, but only by a writing duly executed by or on behalf of the parties hereto in accordance with the terms of the Intercompany Agreement governing amendment, modification or termination.

          Section 3.4 Term. This Agreement shall remain in effect until all Registrable Securities held by Holders have been transferred by them to Persons other than Transferees; provided, that the provisions of Section 2.7 shall survive any such expiration.

          Section 3.5 Severability. If any provision of this Agreement or the application of any such provision to any party or circumstances shall be determined by any court of competent jurisdiction to be invalid, illegal or unenforceable to any extent, the remainder of this Agreement or such provision of the application of such provision to such party or circumstances, other than those to which it is so determined to be invalid, illegal or unenforceable, shall remain in full force and effect to the fullest extent permitted by law and shall not be affected thereby, unless such a construction would be unreasonable.

          Section 3.6 Notices. All notices and other communications required or permitted hereunder shall be in writing, shall be deemed duly given upon actual receipt, and shall be delivered (a) in person, (b) by registered or certified mail, postage prepaid, return receipt requested or (c) by facsimile or other generally accepted means of electronic transmission (provided, that a copy of any notice delivered pursuant to this clause (c) shall also be sent pursuant to clause (b)), addressed as follows:

                 (a) If to Peachtree, to:
                     If to the ADP Parties, to:

                     Automatic Data Processing, Inc.
                     One ADP Boulevard
                     Roseland, New Jersey 07068-1728
                     Facsimile Number: (973) 994-5387
                     Attention: Legal Department

                     If to the Peachtree Parties, to:

                     Peachtree Software, Inc.
                     1505 Pavilion Place
                     Norcross, Georgia 30093
                     Facsimile Number: (770) 564-6002
                     Attention: Ronald F. Verni

or to such other addresses or telecopy numbers as may be specified by like notice to the other parties.

          Section 3.7 Further Assurances. ADP and Peachtree shall execute, acknowledge and deliver, or cause to be executed, acknowledged and delivered, such instruments and take such other action as may be necessary or advisable to carry out their obligations under this Agreement and under any exhibit, document or other instrument delivered pursuant hereto.

          Section 3.8 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original instrument, but all of which together shall constitute but one and the same agreement.

          Section 3.9 Governing Law. This Agreement and the transactions contemplated hereby shall be construed in accordance with, and governed by, the laws of the State of New York.

          Section 3.10 Entire Agreement. This Agreement constitutes the entire understanding of the parties hereto with respect to the subject matter hereof.

          Section 3.11 Successors. This Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns. Nothing contained in this Agreement, express or implied, is intended to confer upon any other person or entity any benefits, rights or remedies.

          Section 3.12 Specific Performance. The parties hereto acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. Accordingly, it is agreed that they shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof in any court of competent jurisdiction in the United States or any state thereof, in addition to any other remedy to which they may be entitled at law or equity.

          Section 3.13. Recitals. The Recitals in this Agreement are incorporated herein by reference as if set forth in full and, as so incorporated, are specifically agreed to by the parties hereto.

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement the day and year first above written.

                                           AUTOMATIC DATA PROCESSING, INC.



                                           By:
                                              ---------------------------------
                                              Name:
                                              Title:


                                           PEACHTREE SOFTWARE, INC.


                                           By:
                                              ---------------------------------
                                              Name:
                                              Title: